Exhibit 10ee

*Confidential Treatment Requested

AMENDMENT TO OTSUKA-BMS ABILIFY AGREEMENTS

THIS AMENDMENT TO OTSUKA-BMS ABILIFY AGREEMENTS (“Amendment”), effective as of October 29, 2012 (“Amendment Effective Date”), is by and between Otsuka Pharmaceutical Co., Ltd. (“Otsuka”), a corporation organized and existing under the laws of Japan, having a principal place of business at Shinagawa Grand Central Tower, 2-16-4 Konan, Minato-Ku, Tokyo, 108-8242 Japan, and Bristol-Myers Squibb Company (“BMS”), a corporation organized and existing under the laws of Delaware, having a principal place of business at Route 206 and Province Line Road, Princeton, New Jersey, 08540, USA. Otsuka and BMS shall be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Otsuka and BMS entered into that certain Restated Development and Commercialization Collaboration Agreement dated October 23, 2001, and an Amendment No. 1 (dated March 28, 2003), an Amendment No. 2 (dated June 5, 2003), an Amendment No. 3 (dated September 25, 2006), an Amendment No. 4 (dated October 31, 2007), an Amendment No. 5 (dated April 4, 2009) (“Amendment No. 5”), an Amendment No. 6 (dated June 1, 2010), an Amendment No. 7 (dated October 2011), and an Amendment No. 8 (dated as of January 1, 2012) (“Amendment No. 8”) thereto (such Agreement, as amended by such Amendments, being collectively referred to herein as the “Restated Agreement”);

WHEREAS, pursuant to Amendment No. 5, the Parties agreed, among other things, to extend the term of the Restated Agreement in the United States until April [*], 2015 (the “U.S. Term”) and to allocate and share Operational Expenses (as defined in Amendment No. 5) and Net Sales of Product (as such terms are defined in the Restated Agreement) in the United States in accordance with the applicable percentages set forth in Amendment No. 5;

WHEREAS, Otsuka and BMS entered into that certain U.S. Co-Commercialization Agreement effective as of January 1, 2010, and an Amendment No. 1 to the U.S. Co-Commercialization Agreement effective as of January 1, 2012 (the “Co-Commercialization Amendment”) (such Agreement, as amended by such Co-Commercialization Amendment, being collectively referred to herein as the “U.S. Co-Commercialization Agreement”);

WHEREAS, as required by Amendment No. 5, the U.S. Co-Commercialization Agreement sets forth, among other things, the number of MRs and MSLs (stated as full-time equivalents (FTEs)) required to be deployed by the Parties and the number of PDEs required to be provided by the Parties in the United States through [*];

WHEREAS, in part to address transitions of Product sales efforts to Otsuka and minimize disruption to the promotion of the Product caused by such transitions, the Parties entered into the Co-Commercialization Amendment, pursuant to which BMS agreed (among other things) to deploy more MRs in the United States in 2012 and 2013 than it was required to deploy when the U.S. Co-Commercialization Agreement was originally executed, and the Parties entered into that

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certain Europe Commercial Resources Agreement effective as of January 1, 2012 (the “Europe Commercial Resources Agreement”), pursuant to which BMS agreed (among other things) to deploy sales representatives in the European Union (as defined in the Restated Agreement) through [*];

WHEREAS, Otsuka and BMS now desire to further amend and supplement certain terms and conditions of the Restated Agreement, the U.S. Co-Commercialization Agreement, the Europe Commercial Resources Agreement and, as applicable, related ancillary agreements between the Parties and/or their Affiliates; and

WHEREAS, Otsuka and BMS desire that all other terms and conditions of the Restated Agreement, the U.S. Co-Commercialization Agreement, the Europe Commercial Resources Agreement and related ancillary agreements between the Parties and/or their Affiliates remain in full force and effect, except to the extent amended by this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Otsuka and BMS agree as follows:

ARTICLE I

DEFINITIONS

1.1 Capitalized terms in this Amendment shall have the same meaning as those in the Restated Agreement, unless specifically defined otherwise in this Amendment or in the U.S. Co-Commercialization Agreement. As used throughout this Amendment, the term “European Union” shall have the same meaning as in the Restated Agreement, and, for clarity is defined to include Norway, Switzerland and Iceland, in addition to the member countries of the European Union.

ARTICLE II

UNITED STATES PROVISIONS

2.1 Termination of BMS MR and MSL Obligations in the United States. Commencing January 1, 2013, BMS shall have no further obligation under the Restated Agreement or the U.S. Co-Commercialization to deploy MRs to Detail Product (including, without limitation, no obligation to provide PDEs) in the United States or to deploy MSLs to conduct medical activities relating to Product in the United States. As of January 1, 2013, and for the remainder of the U.S. Term, BMS shall have no obligation to diligently promote Product in the United States, and the terms and conditions of Sections 2.3(b) and (c), 2.4 through 2.7, 2.11 and 2.12 of the U.S. Co-Commercialization Agreement shall not apply to BMS with respect to the period beginning January 1, 2013 through to the end of the U.S. Term, but BMS shall otherwise continue to support Product in the United States as provided herein.

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2.2 Transition of Product Personnel Responsibilities in the United States.

(a) Upon execution of this Amendment and the execution of a mutually-agreed communications plan, Otsuka shall have the right (but not the obligation) to offer to interview and to offer to hire all of the MRs, Regional Directors (“RDs”), District Managers (“DMs”) and MSLs in the United States who are employed by BMS and are working in connection with Product (collectively, “Product Personnel”) for employment by Otsuka as soon as possible. Otsuka shall use commercially reasonable efforts to complete its hiring of Product Personnel on or before December 31, 2012. To the extent legally permissible, BMS shall facilitate Otsuka’s opportunity to commence to interview all Product Personnel by no later than November 1, 2012. BMS shall inform all Product Personnel as soon as reasonably possible of the opportunity to interview with Otsuka, including at the time BMS extends offers (if BMS does extend offers) to any such Product Personnel to fill other product positions within BMS and, in the event BMS has extended such offers to any Product Personnel before Otsuka’s offer to interview and announcement of openings, by notifying those Product Personnel to whom BMS has made such offers of the opportunity for such Product Personnel to interview with Otsuka for openings at Otsuka. To promote an efficient interview process, BMS shall provide to all Product Personnel, in advance of Otsuka’s interviews, a [*] containing the following information: (i) [*] for, (ii) [*], and (iii) [*]. Such Product Personnel shall have the right, in their discretion, to provide such [*] to Otsuka. Following Otsuka’s hiring of any Product Personnel, Otsuka shall inform BMS of the identity of the hired Product Personnel and, as soon as practicable thereafter, BMS shall certify in writing to Otsuka that such Product Personnel have received sales certifications with respect to Product and the date(s) of such certifications. Such Product Personnel shall also have the right, in their discretion, to provide a summary of their individual training records to Otsuka, and BMS shall make such summaries of training records available to such Product Personnel prior to their departure from BMS.

(b) Otsuka and BMS shall work closely together to promptly generate and agree upon a communications plan relating to the transition of U.S. Product promotion responsibilities and medical field activities from BMS to Otsuka and communicating the opportunities for Product Personnel to be interviewed and hired by Otsuka. This communications plan will include access by all Product Personnel to a WebEx to be prepared by Otsuka explaining such employment opportunities at Otsuka.

(c) In order to ensure a smooth and effective transition of Product promotion responsibilities and medical field activities in the United States, and to minimize disruption to the overall Product sales effort in the United States during the transition of promotion responsibilities and medical field activities from BMS to Otsuka, BMS shall continue to fulfill all of its existing Product Personnel obligations and Required Resource Commitment under the Restated Agreement and the U.S. Co-Commercialization Agreement, including relating to MRs and PDEs, through December 31, 2012, except only to the extent of a reduction of Product Personnel (and related PDEs) who are hired by Otsuka or, after having been made aware of the opportunity to interview with Otsuka, voluntarily depart BMS prior to that date. Without limiting the foregoing, through December 31, 2012, BMS shall use commercially reasonable efforts to continue to deploy the same Product Personnel as the U.S. Co-Commercialization Agreement currently obligates BMS to deploy, solely to Detail or otherwise work in connection with Product, and no other products, with

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no layoffs, reassignments or other personnel changes or territory or field revisions, except only to the extent such Product Personnel are hired by Otsuka or, after having been made aware of the opportunity to interview with Otsuka, voluntarily depart BMS. BMS shall work diligently to minimize disruption to Product promotion and medical field activities and responsibilities in the United States. In the event any Product Personnel, after having been made aware of the opportunity to interview with Otsuka, are offered and elect to accept other positions within BMS through a competitive bidding process, BMS shall not transfer such Product Personnel to such other positions until on or after January 1, 2013, and BMS shall use commercially reasonable efforts to ensure that such Product Personnel continue their work in connection with Product through December 31, 2012.

(d) In recognition of the Parties’ efforts to transition Product Personnel responsibilities to Otsuka as soon as possible during the fourth quarter of 2012, the remedies specified in Sections 2.8, 2.9, 2.10 and 2.12 of the U.S. Co-Commercialization Agreement shall not apply to either Party with respect to the period beginning October 1, 2012 through to the end of the U.S. Term.

(e) Without limiting Otsuka’s right to offer to interview and offer to hire all Product Personnel as provided and permitted in Paragraph 2.2(a) above, until [*], neither Party shall recruit, induce or solicit for hire any former Product Personnel employed by the other Party (i.e., Otsuka will not recruit or solicit for hire any former Product Personnel who have accepted other positions within BMS through a competitive bidding process after being informed of their opportunity to interview with Otsuka, and BMS will not recruit or solicit for hire any former Product Personnel who are hired by Otsuka).

2.3 Transition of U.S. Assumed Functions to Otsuka.

(a) The collaboration between the Parties shall continue in accordance with the terms of the Restated Agreement, the U.S. Co-Commercialization Agreement and ancillary Product-related agreements, except as amended hereby. BMS shall continue to fulfill, at its sole expense (except as set forth in Paragraph 2.6 below), all of its existing obligations under the Restated Agreement and the U.S. Co-Commercialization Agreement relating to Product promotion-related commercial functions and medical affairs functions in the United States, including, without limitation, relating to marketing, promotional compliance, market access, pricing and advocacy, sales training and medical affairs, but excluding (beginning January 1, 2013) the actual deployment of MRs and MSLs in the United States, subject to Otsuka assuming many of such functions as provided in Paragraph 2.3(b) below. For the avoidance of doubt, BMS shall also continue to fulfill all of its other obligations under the Restated Agreement, the U.S. Co-Commercialization Agreement and Product-related ancillary agreements between the Parties and/or their Affiliates, including all obligations and functions that are not included in the U.S. Assumed Functions (as defined below), for the period of time as provided in such agreements.

(b) In addition to the transition of MR and MSL responsibilities to Otsuka in the United States as provided in Paragraph 2.2 above, Otsuka shall assume responsibility and authority for certain other Product-related functions (which BMS is currently obligated to

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perform) in the United States at different times during 2013 or 2014, at Otsuka’s sole expense. The specific Product-related functions that will be assumed by Otsuka (as provided in this Paragraph 2.3 and in Paragraph 4.1 below) are set forth in Exhibit A-1 and Exhibit A-2 to this Amendment (as such exhibits may be modified in accordance with Paragraph 2.3(c) below) and shall be referred to herein as “U.S. Assumed Functions.” Exhibit A-1 and Exhibit A-2 (as such exhibits may be modified in accordance with Paragraph 2.3(c) below) also set forth the anticipated timing of the transition from BMS to Otsuka of responsibility and authority for such U.S. Assumed Functions.

(c) The U.S. Assumed Functions that Otsuka will assume as of January 1, 2013 are set forth in Exhibit A-1 to this Amendment. Except as set forth on Exhibit A-1, Otsuka may inform the Transition Planning Liaison of BMS on or before November 15, 2012 of any modifications to Exhibit A-1 that Otsuka has decided upon, which may include modifying Exhibit A-1 to add or remove functions that Otsuka will assume and/or to change transition timelines for functions set forth in Exhibit A-1. After November 15, 2012, the Parties must mutually agree upon any modifications to Exhibit A-1 to this Amendment. The U.S. Assumed Functions that Otsuka contemplates assuming by [*], or later, are set forth in Exhibit A-2 to this Amendment. Otsuka may inform the Transition Planning Liaison of BMS on or before December 31, 2012 of any modifications to Exhibit A-2 that Otsuka has decided upon, which may include modifying Exhibit A-2 to remove functions that Otsuka will assume, and/or to delay transition timelines for functions set forth in Exhibit A-2, and/or to accelerate the transition timelines for any functions to a point on or after [*]. The Parties must mutually agree upon any modifications to Exhibit A-2 to this Amendment (i) after December 31, 2012, or (ii) to add any functions to those on Exhibit A-2 that Otsuka will assume, or (iii) to accelerate the transition timelines for any functions on Exhibit A-2 to a point prior to [*]. Upon Otsuka’s informing the Transition Planning Liaison of BMS informing BMS of modifications to Exhibit A-1 or Exhibit A-2 within the time period(s) specified above, or in the event that the Parties mutually agree to modify Exhibit A-1 or Exhibit A-2 at any time, Exhibit A-1 and/or Exhibit A-2 (as applicable) shall be deemed modified. Such modified exhibit(s) shall replace Exhibit A-1 and/or Exhibit A-2 attached to this Amendment (as applicable) and shall delineate those Product-related functions that will be assumed by Otsuka (U.S. Assumed Functions) and the anticipated timing for transition to Otsuka of the U.S. Assumed Functions (on a function-by-function basis).

(d) In furtherance of a smooth and timely transition to Otsuka of the U.S. Assumed Functions, the Parties shall discuss and use commercially reasonable efforts to agree upon a detailed transition plan by no later than December 31, 2012. In addition, during the period the Parties are discussing such transition plan, Otsuka or a representative of a consulting firm being retained by Otsuka, shall have the right to meet with BMS personnel performing various functions that Otsuka is contemplating assuming as provided in this Paragraph 2.3, to help determine necessary capabilities, specific functions being performed, whether it would be better for Otsuka or BMS to perform certain functions and for how long, and to understand systems, processes, third party services, contracts, relationships, etc., relevant to such functions that Otsuka is contemplating assuming. BMS shall cooperate with Otsuka in this process, including (as Otsuka and BMS deem appropriate) by establishing transition teams and e-rooms for depositing relevant

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data, contracts and information. Promptly after the Amendment Effective Date, each Party shall appoint a Transition Planning Liaison to facilitate transition planning and shall inform the other Party of the person it has appointed.

(e) Further to facilitate the smooth and timely transition to Otsuka of the U.S. Assumed Functions, within [*] after the Amendment Effective Date, the Parties shall form a Transition Committee, which shall be comprised of an equal number of representatives from each Party, each with the requisite experience, seniority and authority to enable such representative to monitor, coordinate and make decisions on behalf of the Parties with respect to transition issues. The Transition Committee shall be a subcommittee of the JCC. Such Transition Committee shall meet on a monthly basis in person or by conference call to review, oversee, coordinate, discuss the status of, and facilitate the transition of the U.S. Assumed Functions from BMS to Otsuka, until such time as the transition from BMS to Otsuka of all U.S. Assumed Functions is completed in accordance with the agreed transition plan. Employees or consultants of either Party who are not members of the Transition Committee may attend meetings of the Transition Committee on an ad hoc basis. In addition, given the importance of the ongoing collaboration between the Parties and the importance to both Parties of a smooth and timely transition, on a bi-monthly basis (i.e. once every other month) until such time as the transition from BMS to Otsuka of all U.S. Assumed Functions is completed in accordance with the agreed transition plan, the President of Otsuka and a member of the Senior Management Team of BMS shall meet in person or by telephone to discuss the transition of the U.S. Assumed Functions from BMS to Otsuka.

(f) During the transition of the U.S. Assumed Functions from BMS to Otsuka, BMS shall transfer or make readily available to Otsuka all commercial, medical and other data, records and information related to Product or such U.S. Assumed Functions, including, without limitation, the data, records and information set forth in Exhibit B attached to this Amendment. Such transfer shall be on a timely basis, as reasonably requested or as reasonably appropriate to effect the timely transition of the U.S. Assumed Functions from BMS to Otsuka. In addition, BMS shall cooperate with the transition to Otsuka of the U.S. Assumed Functions by (among other things) offering Otsuka ([*]) reasonable access to and guidance from BMS personnel both prior to and during the transition of various functions and responsibilities. Following completion of the transition to Otsuka of the various U.S. Assumed Functions, and continuing until the expiration of the U.S. Term, BMS shall continue to provide Otsuka ([*]) with reasonable access to and guidance from BMS personnel who have experience and knowledge relating to such U.S. Assumed Functions

(g) Notwithstanding the transition to Otsuka of the U.S. Assumed Functions, Otsuka anticipates the possibility that Otsuka may not, at the outset, employ sufficient personnel to perform all such functions prior to completion of the transition. In the event Otsuka may not be able to employ sufficient personnel to perform any one or more U.S. Assumed Function(s) prior to completion of the transition, Otsuka will, as soon as reasonably practicable (but in any event no later than December 3, 2012), inform BMS of such personnel shortfall, including the specific U.S. Assumed Function(s) (the “Specified Functions”) and the number of personnel (or full-time equivalents) performing the Specified Functions that Otsuka will not be able to employ prior to completing the transition; provided that Specified Functions may not include functions that are set

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forth on Exhibit A-1 and are noted thereon as functions that will be transferred to Otsuka as of January 1, 2013 unless otherwise mutually agreed (i.e. Specified Functions may not include items on Exhibit A-1 that are asterisked). For example, if Otsuka requires [*] employees to perform certain Product marketing functions and, at the outset, Otsuka will only be able to hire [*] such employees, Otsuka will inform BMS of a shortfall of [*] Product marketing Specified Functions. From and after the date Otsuka informs BMS of the Specified Functions and the specific shortfall in the number of personnel performing such Specified Functions, BMS shall provide personnel (or full-time equivalents), equal in number to the shortfall specified by Otsuka, who are knowledgeable and competent to perform the Specified Functions, until the earlier of (i) the date on which Otsuka employs other personnel to perform such Specified Functions or (ii) December 31, 2013. Otsuka shall reimburse BMS’s direct costs of the BMS personnel (or full-time equivalents) performing the Specified Functions beginning on the date set forth in Exhibit A-1 or Exhibit A-2 (as applicable) by which the Specified Function(s) being performed by such personnel are scheduled to transfer to Otsuka, until the earlier of the date on which Otsuka employs other personnel to perform such Specified Functions, or [*]. The Parties shall agree upon a commercially reasonable cost-sharing mechanism for the BMS personnel performing the Specified Functions.

2.4 Otsuka’s Deployment of [*] MRs in the United States.

(a) In accordance with Section 2.11(a) of the U.S. Co-Commercialization Agreement, BMS hereby agrees that Otsuka may deploy up to [*] MRs “Additional MRs”) to Detail Product to any HCPs appropriate to one or more approved indications of Product (including with a focus on [*]), starting no earlier than the Amendment Effective Date. Otsuka and BMS shall work together to promptly generate and agree upon a communication plan relating to the deployment of the Additional MRs and the messaging/promotional materials to be used by the Additional MRs.

(b) As soon as reasonably practical, BMS shall provide the Additional MRs with (i) Product promotional samples across the tablet dosing range, in quantities reasonably requested by Otsuka, and (ii) Product promotional materials (including package inserts and promotional aids) comparable to those being used by MRs in the United States as of the Amendment Effective Date; provided that, the costs of any Product promotional samples and Product promotional materials utilized by the Additional MRs will be borne solely by Otsuka. BMS shall provide Product promotional materials for the Additional MRs (as well as for all of Otsuka’s Product MRs) through [*], or for such longer period as the Parties may mutually agree upon. BMS shall provide the Additional MRs (as well as all of Otsuka’s Product MRs) with Product promotional samples across the tablet dosing range until the expiration of the U.S. Term and thereafter for so long as BMS continues to manufacture Product under the Restated Agreement and related Product supply agreements.

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2.5 Otsuka Freedom to Operate in the United States.

(a) In recognition of Otsuka’s assumption of the responsibility to deploy all MRs and MSLs for Product in the United States beginning January 1, 2013, and also to assume multiple other responsibilities and functions previously performed by BMS (the U.S. Assumed Functions), commencing January 1, 2013, Otsuka shall have freedom to operate in the United States with respect to Commercialization of Product, with no further restrictions or obligations under the Restated Agreement or the U.S. Co-Commercialization Agreement, but subject to Paragraph 2.5(b) and Paragraph 5.1 below. Without limiting the foregoing, beginning January 1, 2013: the terms and conditions of Sections 2.3(b) and (c), 2.4 through 2.7, 2.11 and 2.12 of the U.S. Co-Commercialization Agreement shall not apply to Otsuka, and the obligations set forth in such Sections shall fall solely within the discretion of Otsuka; Otsuka shall not have any obligation to diligently promote Product in the United States; and there shall be no restrictions or limitations on Otsuka’s right to (or the manner in which it does so) promote Product or conduct other Product-related Commercialization activities, either itself or with or through a third party in the United States (except to the extent any such other Product-related Commercialization activities are retained by BMS as provided in Paragraph 4.2 below).

(b) Commencing January 1, 2013, subject to Paragraph 5.1(b) below, Otsuka shall have sole responsibility and authority for generating the Commercial Plan, Marketing Plan and other plans and budgets related to Commercial Operations in the United States, including plans relating to deployment of MRs and MSLs (including the Target Call List) and budgets of A&P expenses and other Operational Expenses; provided, however, that the Parties have agreed upon a revised budget for A&P expenses and other shared Operational Expenses for calendar years 2013, 2014 and 2015, which revised budget is attached as Exhibit C to this Amendment (the “Shared Expense Budget”), and which replaces in its entirety Exhibit 1 to the Co-Commercialization Amendment, and Otsuka shall have no authority to reduce the A&P expenses set forth in the Shared Expense Budget without the written consent of BMS. Otsuka may, however, increase such A&P expenses, in its discretion and at it cost.

2.6 United States Operational Expenses.

(a) Through December 31, 2012, BMS and Otsuka shall share Operational Expenses, including the MR and MSL FTE and indirect costs, A&P, distribution, R&D and other marketing expenses, in accordance with the Restated Agreement and the U.S. Co-Commercialization Agreement.

(b) Commencing January 1, 2013, Otsuka shall bear all Otsuka MR and MSL direct and indirect costs. However, in exchange for Otsuka agreeing to assume MR and MSL responsibilities for the period from January 1, 2013 through [*], BMS shall pay Otsuka’s Affiliate, Otsuka America Pharmaceutical Inc. (“OAPI”), the total sum of [*] which is equal to the [*] of [*] for the [*] BMS shall remit such sum in cash to OAPI between [*] and [*].

(c) Commencing January 1, 2013, and continuing until the expiration of the U.S. Term, notwithstanding the transition to Otsuka of the U.S. Assumed Functions as provided in

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Paragraphs 2.3 and 4.1 herein, BMS and Otsuka shall continue to share the following Operational Expenses: distribution, R&D (excluding MSL costs) and other marketing expenses (collectively, “Other Operational Expenses”) in accordance with the Restated Agreement and the U.S. Co-Commercialization Agreement, up to the amount of such Other Operational Expenses budgeted in the Shared Expense Budget attached as Exhibit C to this Amendment (or such other mutually agreed upon budgeted amounts). For the avoidance of doubt, “Other Operational Expenses” exclude MR and MSL FTE and indirect costs and A&P expenses. Any Other Operational Expenses that exceed the budgeted amounts set forth in the Shared Expense Budget attached as Exhibit C to this Amendment (or other mutually agreed budgeted amounts) for any calendar year beginning 2013 shall be borne by Otsuka. For clarity, if actual Other Operational Expenses incurred in a calendar year beginning 2013 are below the agreed budgeted amounts, BMS shall pay [*] of such actual Other Operational Expenses incurred.

(d) Commencing January 1, 2013, and continuing until the expiration of the U.S. Term, BMS and Otsuka shall share A&P expenses (excluding “other marketing expenses” that are included in Other Operational Expenses) as follows: (a) in calendar year 2013, [*] of all A&P expenses as incurred, up to and including [*], and [*] of all A&P expenses that exceed [*]; (b) in calendar year 2014, [*] of all A&P expenses as incurred, up to and including [*], and [*] of all A&P expenses that exceed [*] as incurred; and (c) in calendar year 2015, through April [*], 2015, [*] of all A&P expenses as incurred, up to and including [*], and [*] of all A&P expenses that exceed [*] as incurred. The Parties agree to spend no less than the amount of the budgeted A&P expenses set forth in the Shared Expense Budget attached as Exhibit C to this Amendment (or other mutually agreed budgeted amounts), except in the event of Generic Sales (as defined in Amendment No. 5), in which event the Parties shall mutually agree on an appropriate reduction of A&P expenses (and cost-sharing percentages associated therewith).

2.7 Puerto Rico and other U.S. Territories. Solely for purposes of this Article 2 and the transfer of responsibilities described in this Article 2, the “United States” means the fifty (50) states of the United States of America (and the District of Columbia), but excludes Puerto Rico and all of the other territories and possessions of the United States. For the avoidance of doubt, as set forth in the Restated Agreement, Puerto Rico and all of the other territories and possessions of the United States remain part of the United States for all other purposes, including for purposes of revenue sharing under the Restated Agreement.

ARTICLE III

EUROPEAN UNION/REST OF TERRITORY PROVISIONS

3.1 European Union Promotion.

(a) BMS shall deploy sales representatives in the European Union through [*] in accordance with the Europe Commercial Resources Agreement, and shall have no obligation to deploy sales representatives in the European Union on or after [*]. In addition, pursuant to the Europe Commercial Resources Agreement, BMS shall expend certain additional operational expenses in support of the sales representatives deployed by BMS through [*], and Otsuka shall reimburse BMS up to a specified amount of such additional operational expenses actually

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expended by BMS, as set forth in the Europe Commercial Resources Agreement. In accordance with the Restated Agreement, Otsuka is currently co-promoting Product in the European Union Co-Promotion Countries and the Nordic Countries (as defined in Amendment No. 5) (collectively, the “G5/Nordic Countries”). Notwithstanding anything to the contrary in the Restated Agreement, the Europe Commercial Resources Agreement or any other Product-related agreement between the Parties and/or their Affiliates, from and after the Amendment Effective Date, Otsuka shall have the right to deploy its own and any contract sales organization’s sales representatives to promote Product in any of the G5/Nordic Countries without restriction, including no limitation on the number of sales representatives deployed; provided that, if Otsuka (itself or using a contract sales organization) deploys sales representatives to promote Product in any G5/Nordics Country prior to transfer of Local Representative status from BMS to Otsuka (or to a third party designated by Otsuka) in such country, such sales representatives (i.e. sales representatives of Otsuka or such contract sales organization) must use Product promotional materials approved by BMS or its Affiliates and must comply with reasonable applicable policies of BMS or its Affiliates in such country, until such time as Local Representative status is so transferred in such country. For clarity, other than a contract sales organization as described above, no third party shall have the right to promote Product in any G5/Nordics Country prior to transfer of Local Representative status from BMS to Otsuka (or to a third party designated by Otsuka) in such country.

(b) At such time as BMS ceases to deploy sales representatives to actively promote Product in any country in the European Union, on a country-by-country basis following transfer of Local Representative status in such country to Otsuka or a third party designated by Otsuka, Otsuka shall have unilateral freedom to operate with respect to promotion of Product in each such country, with no further obligations (other than revenue sharing with BMS in accordance with the Restated Agreement) or restrictions (including, without limitation, no restrictions on Otsuka’s right to promote Product or conduct other Product promotion-related and medical affairs activities, itself or with or through a third party) under the Restated Agreement, the Europe Commercial Resources Agreement or any other Product-related agreements between the Parties and/or their Affiliates. BMS (or its Affiliates at the European level and/or the country level), Otsuka (or its Affiliates at the European level and/or the country level) and any third party that will be deploying sales representatives to promote Product in the European Union shall work together to ensure a smooth transition of the sales representatives’ Product promotional efforts, and shall discuss and shall use commercially reasonable efforts to agree on one or more transition plan(s) to ensure local coordination of transitional efforts. During the transition period, BMS or its Affiliate shall transfer or make readily available to Otsuka or a third party designated by Otsuka all information and records related to Product promotion in the European Union, including Product promotion-related materials, target call lists, and HCP contact records for all HCPs on the target call lists for calendar years 2010, 2011, 2012 and for the first quarter of 2013. Despite the changes in this Paragraph 3.1, BMS and Otsuka shall continue to share Net Sales in each such country in the European Union in accordance with the Restated Agreement (including the agreed allocation set forth therein).

3.2 Rest of Territory Promotion. At such time as BMS ceases to deploy sales representatives to actively promote Product in any country in the Rest of Territory, Otsuka shall

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have the right, on a country-by-country basis, to request to promote Product to healthcare professionals in such country(ies), either itself or with or through a third party. Otsuka’s request shall be subject to the consent of BMS, which shall not be unreasonably withheld or delayed. BMS and Otsuka will discuss the reasonable conditions under which Otsuka or a third party designated by Otsuka may begin promoting Product in each such country, including any local regulatory or compliance requirements in such country, and BMS policies (which shall be provided to Otsuka) relating to Product promotional activities that must be met (such that BMS would not bear compliance risk). For each country in the Rest of Territory in which Otsuka requests to promote Product and BMS consents to the same, the Parties (or their Affiliates) and any third party designated by Otsuka shall discuss and use commercially reasonable efforts to agree upon a plan for transitioning Product promotion responsibilities in such country to Otsuka or a third party designated by Otsuka, including coordinating such promotion with other commercial activities, if any, which shall remain the responsibility of BMS in such country. During the transition period in each such country, BMS or its Affiliate shall use commercially reasonable efforts to transfer or make readily available to Otsuka or a third party designated by Otsuka all relevant information and records related to Product promotion in such country in order to facilitate such transition. For clarity, if Otsuka elects to promote in a given country in the Rest of Territory, it will be at Otsuka’s sole expense, and there will be no change to the sharing of Net Sales in each such country in the Rest of Territory in accordance with the Restated Agreement (including the agreed allocation set forth therein). In addition, the Parties will agree on a process for communicating Product forecasts for manufacturing purposes.

3.3 Other Product-Related Obligations. On a country-by-country basis in the European Union and the Rest of Territory, where Otsuka (or a third party designee) is promoting Product as provided in Section 3.1 and 3.2 above, the Parties acknowledge that Otsuka (or a third party) may desire to assume one or more Product-related obligations (in addition to any Product promotion-related activities that Otsuka may assume in accordance with Paragraphs 3.1 and 3.2 above) in such country prior to the expiration of the Restated Agreement, including regulatory, distribution and/or pharmacovigilance (“PV”) obligations (“Other Product-Related Obligations”), that BMS otherwise is and would be required to continue to perform in accordance with the Restated Agreement and other applicable Product-related agreements between the Parties and/or their Affiliates, including the Post-Termination Services Agreement. In the event that the Parties mutually agree with respect to Otsuka’s (or such third party’s) assumption of certain Other Product-Related Obligations, the Parties shall discuss and use commercially reasonable efforts to agree upon a plan to ensure local coordination of the transition from BMS to Otsuka (or such third party) of such agreed Other Product-Related Obligations, and Otsuka (or such third party) will assume such agreed Other Product-Related Obligations, on a country-by-country basis, as soon as reasonable (provided that any PV activities assumed by Otsuka or such third party will be limited to collecting safety data information and transferring such information to BMS, unless Otsuka elects to assume global PV responsibilities).

3.4 Revenue Sharing. Notwithstanding the transition to Otsuka or a third party designated by Otsuka of Product promotion or some other Product-related functions in any country in the European Union or the Rest of Territory, in accordance with Paragraphs 3.1, 3.2 or 3.3 above, BMS and Otsuka shall continue to share Net Sales in each such country in accordance with the Restated Agreement (including the agreed allocation set forth therein).

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ARTICLE IV

TERRITORY-WIDE PROVISIONS

4.1 Transition of Clinical and Certain Regulatory Functions in the Territory. BMS shall continue to perform clinical and regulatory functions related to Product in the Territory in accordance with the Restated Agreement. As soon as reasonably practicable for Otsuka (currently contemplated to be by no later than [*]), Otsuka shall assume responsibility and authority for certain clinical and regulatory activities relating to Product in the United States (excluding PV and CMC regulatory activities), at Otsuka’s sole expense. The Product-related clinical and regulatory activities that Otsuka shall assume in the United States (which are included as part of the U.S. Assumed Functions) and centralized regulatory activities (i.e. interactions with the EMA) in the European Union, and the anticipated timing for transition of such clinical and regulatory activities to Otsuka, are set forth in Exhibit A-2 to this Amendment, as Exhibit A-2 may be modified in accordance with Paragraph 2.3(c) above. In the event that Otsuka desires to assume responsibility and authority for clinical and regulatory activities relating to Product in other countries in the Territory (following transfer of Local Representative status where required), Otsuka shall inform BMS of which Product-related clinical and regulatory activities Otsuka desires to assume outside of the United States, the countries in which Otsuka desires to assume such activities, and the anticipated timing for Otsuka’s capability to assume such activities. In such event, the Parties shall use commercially reasonable efforts to agree on a plan for the transition of such Product-related clinical and regulatory functions to be assumed by Otsuka on a country-by-country basis. During the period of such transition planning, and during the implementation of such transition to Otsuka of Product-related clinical and regulatory activities (in accordance with such agreed transition plan), and until expiration of the Restated Agreement, on a country-by-country basis, BMS shall continue to provide Otsuka (at no cost to Otsuka) with reasonable access to and guidance from BMS’s (and/or its Affiliates’) personnel who have experience and knowledge relating to such transitioned Product-related clinical and regulatory functions. The Parties agree that nothing herein shall amend Paragraph 3 of Amendment No. 8, which paragraph shall remain in full force and effect in accordance with its terms.

4.2 BMS’s Continuing Responsibilities. BMS shall continue to be responsible for, and shall perform at its sole expense in accordance with all applicable Product-related agreements between the Parties and/or their Affiliates, all Product-related activities and functions in the Territory that are not expressly assumed by Otsuka in accordance with Paragraphs 2.3, 3.1(b), 3.3 and 4.1 above, including, without limitation, all Product promotion-related, medical affairs, clinical and regulatory functions in the United States that are not assumed by and transitioned to Otsuka as set forth in Exhibit A-1 and Exhibit A-2 to this Amendment (as such exhibits may be modified in accordance with Paragraph 2.3(c) above). Without limiting the foregoing, except for any functions that are assumed by Otsuka or a third party in accordance with Paragraph 3.3 above, BMS shall continue to be responsible for, and shall perform at its sole expense, Product distribution, manufacture, CMC regulatory and PV activities and responsibilities, in each case, in accordance with the Restated Agreement, the U.S. Co-Commercialization Agreement, the Revised

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Pharmacovigilance Agreement Regarding Aripiprazole between the Parties (effective March 10, 2010, and as subsequently amended), and other applicable Product-related agreements between the Parties and/or their Affiliates, including the Post-Termination Services Agreement and the Post-Termination Manufacturing and Supply Agreement.

4.3 Transfer of Countries to Reserved Territory. Any country in the Territory in which BMS has not yet commenced the sale of Product as of the Amendment Effective Date shall be automatically and immediately deemed removed from the Territory and transferred to and included in the Reserved Territory as of the Amendment Effective Date. In addition, Vietnam (which, pursuant to Amendment No. 7 to the Restated Agreement, is excluded from the Territory) shall be automatically and immediately deemed transferred to and included in the Reserved Territory as of the Amendment Effective Date. Upon the Amendment Effective Date, all of BMS’s rights and obligations under the Restated Agreement shall be deemed terminated with respect to each country transferred to the Reserved Territory in accordance with this Paragraph 4.4, and the provisions of Section 13.1 of the Restated Agreement shall apply to each such country (to the extent applicable in such country). Without limiting the foregoing, BMS shall have no right to receive any share of Net Sales in any such country or any fee in connection with Net Sales in Vietnam, and BMS shall cooperate with Otsuka in connection with the transition of rights and responsibilities to Otsuka in each such country that is transferred to the Reserved Territory. Transfer of a country as provided in this Paragraph 4.4 shall not limit or adversely affect any of BMS’s rights that accrued in such country prior to such removal, nor release BMS from any liability or obligation that accrued prior to such removal.

4.4 Post-Termination Services in the United States. The Parties entered into that certain Abilify Post-Termination Services Agreement dated as of April 4, 2009, pursuant to which BMS is obligated to perform Post-Termination Services (as defined in the Post-Termination Services Agreement), including Product distribution and PV services, following expiration or termination of the Restated Agreement on a Region-by-Region (as defined in the Post-Termination Services Agreement) or country-by-country basis. With respect to Post-Termination Services in the United States, Otsuka is contemplating assuming responsibility for all such Post-Termination Services except for Product distribution in the United States, prior to or at the expiration of the U.S. Term. As soon as reasonably practicable after the Amendment Effective Date, the Parties shall discuss in good faith, without any obligation to enter into an agreement, an amendment to the Post-Termination Services Agreement pursuant to which (i) Otsuka could assume all Post-Termination Services in the United States except for Product distribution; (ii) BMS would have no obligation after the U.S. Term to perform any Post-Termination Services in the United States except for Product distribution; and (iii) the Parties would mutually agree on a fee to be paid by Otsuka to BMS for BMS to perform Product distribution services in the United States after the U.S. Term.

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ARTICLE V

COMMITTEE PROVISIONS

5.1 PDC and JCC.

(a) Beginning (i) January 1, 2013, with respect to the United States and (ii) [*], with respect to the European Union, an Otsuka representative will be the sole Chair of the JCC and the PDC, and there shall be no Co-Chair of those committees. Beginning January 1, 2013, subject to Subparagraphs 5.1(b)(i) and (ii) below, Otsuka shall have final decision-making authority on all JCC matters relating to the Commercialization of Products (but not distribution, manufacturing, delivery, supply and packaging, which functions remain under the operational responsibility of BMS) and all PDC matters with respect to the United States, including, without limitation, Product pricing, discounting and key messaging. Beginning [*], Otsuka shall have final decision-making authority on all JCC matters relating to the Commercialization of Products (but not distribution, manufacturing, delivery, supply and packaging, which functions remain under the operational responsibility of BMS) with respect to the European Union, except with respect to Product pricing, discounting and key messaging. Product pricing, discounting and key messaging in the European Union shall be determined by mutual agreement of the Parties, subject to applicable laws and regulations, and further, with respect to key messaging, subject to Subparagraph 5.1(b)(iii) below. Notwithstanding the above provisions, neither the Otsuka Chair, the JCC, the PDC, nor any plan approved by the JCC may impose additional expenses or obligations on BMS or its Affiliates beyond those specified in the Restated Agreement, the Shared Expense Budget or the Europe Commercial Resources Agreement, without the written consent of BMS. Further, at JCC meetings, Otsuka will be required to discuss, and shall give BMS an opportunity to provide input regarding, the status of Product Commercialization activities in the United States and the European Union, including performance updates, forecasting information pertinent to BMS’s manufacturing obligations, and other information pertaining to BMS’s ongoing obligations related to Product Commercialization in the United States and the European Union. In addition, the JCC shall oversee the progress of the transition and the work of the Transition Committee.

(b) Notwithstanding Paragraph 5.1(a) above, Otsuka’s final decision-making authority with respect to JCC matters in the United States shall be subject to the provisions of subparagraphs (i) and (ii) below; provided that, subject to such provisions, Product pricing and discounting decisions in the United States in 2013, 2014 and 2015 are within Otsuka’s sole discretion. Decisions regarding Product key messaging in the European Union shall be subject to subparagraph (iii) below.

(i) Commencing January 1, 2013, and continuing until [*], BMS and Otsuka shall share Discretionary Payer Discounts (as defined below), up to [*] in 2013 and up to [*] in 2014, in proportion to the Parties’ existing revenue tier splits as set forth in Amendment No 5. As used herein, the term “Discretionary Payer Discounts” means discounts provided to commercial, Medicare (Part D) and Medicaid (supplemental rebate) payers to maintain or improve formulary access. Discretionary Payer Discounts excludes co-pay programs and non-discretionary discounts such as FSS, PHS, Medicaid (CPI Penalty, ADAP, SDAP) and Medicare (coverage gap). In the event that Otsuka, without the consent of BMS, grants any Discretionary Payer Discounts in excess of [*] in 2013 and/or [*] in 2014 (“Excess Discounts”), the Excess Discounts shall be added to Net Sales at the end of 2013 and/or 2014, respectively (the sum of the actual Net Sales and the Excess Discounts will be referred to herein as “Adjusted Net Sales”), and the Parties shall calculate the following: (A) the amount of BMS’s share of actual Net

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Sales (after deducting from Product gross sales all discounts, including Excess Discounts) utilizing the existing revenue sharing tiers set forth in Amendment No 5, (B) the amount of BMS’s share of Adjusted Net Sales utilizing the existing revenue sharing tiers set forth in Amendment No 5, and (C) the difference between the amounts calculated in accordance with clauses (A) and (B). After completing such calculations, the amount of the difference calculated in accordance with clause (C) in the preceding sentence will be received by BMS as an increase in its share of Net Sales in the United States for the year in question; provided that, if actual Net Sales exceed [*] in 2013 and/or [*] in 2014, the preceding adjustment mechanism shall no longer apply and BMS shall not be entitled to receive any such difference. The timing of the calculation and settlement will be addressed based on the Parties’ existing revenue settlement process. If Otsuka grants Discretionary Payer Discounts that exceed the Excess Discounts threshold(s) above [*] in 2013 and/or [*] in 2014), and if BMS consents to such increased Discretionary Payer Discounts in the interest of Product Commercialization, then the Excess Discounts threshold(s) above shall be increased, and the calculations set forth above shall be adjusted, accordingly. Examples of the calculations under this Subparagraph 5.1(b)(i) are set forth in Exhibit D attached to this Amendment.

(ii) All Product pricing decisions in the United States for 2013, 2014 and 2015 are within Otsuka’s sole discretion. However, subject to applicable laws and regulations, if: (1) commencing January 1, 2013, and continuing until [*], Otsuka decides to increase the wholesale list price (WLP) of Product in the United States to a WLP that is less than [*] on an annual weighted-average basis, above the WLP in effect as of October 1, 2012;or (2) commencing [*], and continuing until [*], Otsuka decides to increase the wholesale list price (WLP) of Product in the United States to a WLP that is less than [*], on an annual weighted-average basis, above the WLP in effect as of [*]; and, (3) in either case, (1) or (2), BMS does not consent to the lower price percentage increase(s) that Otsuka decided to implement; then (4) the Parties shall calculate the following: (A) the amount of Net Sales that would have been achieved in the year in question if Otsuka had increased the price at least by the percentage stated above (the “Predicted Net Sales”), calculated as set forth below; (B) the amount of BMS’s share of actual Net Sales utilizing the existing revenue sharing tiers set forth in Amendment No 5; (C) the amount of BMS’s share of Predicted Net Sales utilizing the existing revenue sharing tiers set forth in Amendment No 5; and (D) the difference between the amounts calculated in accordance with clauses (B) and (C). After completing such calculations, the amount of the difference calculated in accordance with clause (D) in the preceding sentence will be received by BMS as an increase in its share of Net Sales in the United States for the year in question; provided that, if Net Sales are in excess of [*] in 2013 and/or [*] in 2014, BMS shall not be entitled to receive any such difference. The timing of the calculation and settlement will be addressed based on the Parties’ existing revenue settlement process. If Otsuka decides to increase the WLP in 2013 or 2014 by less than the percentages set forth above, and if BMS consents to such lower percentage increases in the interest of Product Commercialization, then the above formula shall not be implemented and BMS shall receive no additional share of Net Sales as provided above. The Parties agree that any increase of the WLP to be effective on or about January 1, 2013, shall not be greater than [*] above the WLP in effect as of October 1, 2012.

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For purposes of this Subparagraph 5.1(b)(ii), the Parties shall calculate Predicted Net Sales as follows: (x) the Parties shall determine the difference between the above price percentage for a given year (i.e. [*] for 2013 and [*] for 2014) and the actual price percentage increase that Otsuka decided to implement in such year (on an annual weighted-average basis); (y) the Parties will multiply (I) the sum of (A) [*] plus (B) [*] and (z) [*]. For example, if Otsuka decided to implement a [*] price increase (on an annual weighted-average basis) in 2013, the Parties would multiply the [*] in 2013 by [*] to arrive at the [*], and the Parties would deduct the [*] from such [*] to arrive at [*].

(iii) As of the Amendment Effective Date, the Parties are promoting Product, on a limited basis, for the [*] in the European Union (in addition to the [*]). The Parties hereby agree to an expanded right for Otsuka, its Affiliates and third parties designated by Otsuka to promote Product for the [*] in the European Union as follows:

(A) By no later than [*], Otsuka will provide to BMS (through the Europe Alliance Committee) a business plan relating to the promotion of Product for the [*] in the European Union. Such plan shall include, without limitation: (1) the anticipated timing for commencing the promotion of Product for the [*] in the European Union, on a country-by-country basis; (2) which entity (Otsuka, its Affiliates or a third party designated by Otsuka) will promote Product for the [*], on a country-by-country basis; (3) key messaging; (4) target audience; (5) financial forecasts and supporting market research; (6) customer segmentation; and (7) relative support between the [*] and [*] (such business plan, the [*]). BMS shall have the right to provide comments and feedback on such plan within a reasonable time after BMS receives the [*]. Otsuka shall consider in good faith all reasonable comments and feedback from BMS.

(B) In the event Otsuka wishes to expand its existing rights, as of the Amendment Effective Date, to promote Product (itself or through its Affiliate or a third party in accordance with Paragraph 3.1 above) for the [*] in the European Union at any time from [*] through [*], Otsuka shall obtain the written consent of BMS or its Affiliate, which consent BMS or its Affiliate shall not unreasonably withhold or delay, and may grant at any Europe Alliance meeting or otherwise.

(C) On and after [*], with or without the consent of BMS or its Affiliates, Otsuka, its Affiliates and any third party designated by Otsuka (in accordance with Paragraph 3.1 above) may promote Product for the [*] in the European Union using key messaging for [*] as Otsuka deems appropriate, subject to applicable laws and regulations; provided that, if Otsuka fails to provide BMS with a [*] with respect to a country in the European Union at [*] prior to [*], Otsuka (and/or its Affiliates and any third party designated by Otsuka) may only commence promotion of Product for the [*] in such country [*] after Otsuka has provided a [*] with respect to such country to BMS, during which period, BMS may provide comments and feedback on such [*] to Otsuka, which Otsuka shall consider in good faith. The Parties contemplate that Otsuka will have provided the [*] to BMS on or before [*], but this proviso addresses the unanticipated event that Otsuka delays doing so.

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(D) In the event sales representatives of Otsuka, its Affiliate or any third party promote both Product and some other product simultaneously, such sales representatives shall not promote with negative messaging against Product during the term of the Restated Agreement in the European Union.

(E) For the avoidance of doubt, BMS and Otsuka shall continue to share Net Sales in the European Union in accordance with the Restated Agreement (including the agreed allocation set forth therein). Further for the avoidance of doubt, the above rights of Otsuka are in addition to, and not in limitation of, Otsuka’s existing rights, as of the Amendment Effective Date, to promote Product in the European Union.

(c) There shall be no change to JCC or PDC decision-making authority in the Rest of Territory, and the terms of Section 5.1 of the Restated Agreement shall continue to apply to JCC responsibilities, governance and decision-making with respect to each country in the Rest of Territory during the term of the Restated Agreement. Notwithstanding the foregoing, in those countries in the Rest of Territory in which Otsuka requests to promote Product and BMS consents to the same in accordance with Paragraph 3.2 above, after BMS ceases to deploy sales representatives to actively promote Product in such countries, committee decision-making with respect to such countries shall be the same as the committee decision-making with respect to the European Union on and after [*], as set forth in Paragraph 5(a) and Subparagraph 5(b)(iii) above, mutatis mutandis, and neither the Otsuka Chair, the JCC, the PDC, nor any plan approved by the JCC may impose additional expenses or obligations on BMS or its Affiliates without the written consent of BMS.

(d) To preserve the status quo, beginning on October 25, 2012, and continuing until December 31, 2012, with respect to all JCC matters in the United States relating to the Commercialization of Products (but not distribution, manufacturing, delivery, supply and packaging, which functions remain under the operational responsibility of BMS) and all PDC matters in the United States, and beginning on October 25, 2012, and continuing until [*], with respect to all JCC matters in the European Union relating to the Commercialization of Products (but not distribution, manufacturing, delivery, supply and packaging, which functions remain under the operational responsibility of BMS), Otsuka and BMS shall have equal decision-making authority on all such JCC and PDC matters, and neither Party nor its Chair or Co-Chair of either such committee shall have tie-breaking authority with respect to any such United States or European Union matters. In the event the JCC or the PDC Chair and Co-Chair are unable to reach agreement on any such JCC or PDC United States or European Union matters during the applicable time period specified above, the unresolved matter shall be referred to and resolved as soon as reasonably possible by the President of Otsuka and the President, U.S. Pharmaceuticals, of BMS (or a designee thereof).

ARTICLE VI

MISCELLANEOUS PROVISIONS

6.1 Amendment. The Restated Agreement, the U.S. Co-Commercialization Agreement, the Europe Commercial Resources Agreement and any ancillary Product-related

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agreements between the Parties and/or their Affiliates are hereby deemed amended to the extent necessary to give full effect to the provisions of this Amendment; provided that Paragraphs 4 and 5 of Amendment No. 8 shall survive in accordance with its terms notwithstanding anything herein to the contrary.

6.2 Governing Terms. Except as modified herein, the Restated Agreement, the U.S. Co-Commercialization Agreement, the Europe Commercial Resources Agreement and any ancillary Product-related agreements between the Parties and/or their Affiliates shall remain in full force and effect in accordance with their terms, as previously amended. For the avoidance of doubt, nothing herein shall limit or modify any transfer or transition terms of the Restated Agreement, the U.S. Co-Commercialization Agreement or any ancillary Product-related agreements between the Parties and/or their Affiliates, including, without limitation, Sections 4.5.2, 4.5.3, 4.5.5, 12.7 and Article 13 of the Restated Agreement and Paragraph 6 the Post-Termination Services Agreement, all of which shall remain in full force and effect. To the extent that there are any inconsistencies between this Amendment and the Restated Agreement, the U.S. Co-Commercialization Agreement, the Europe Commercial Resources Agreement, or any ancillary Product-related agreements between the Parties and/or their Affiliates, the terms of this Amendment shall supersede the Restated Agreement, the U.S. Co-Commercialization Agreement, the Europe Commercial Resources Agreement, or such ancillary agreements, as applicable.

6.3 Counterparts; Electronic Signature. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Each Party may execute this Amendment by facsimile transmission or in Adobe™ Portable Document Format (PDF) sent by electronic mail. Facsimile or PDF signatures of authorized signatories of the Parties will be deemed to be original signatures, will be valid and binding, and, upon delivery, will constitute due execution of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, Otsuka and BMS agree that this Amendment is effective as of the Amendment Effective Date set forth above.

OTSUKA PHARMACEUTICAL CO., LTD.		BRISTOL-MYERS SQUIBB COMPANY

By:	/s/ Taro Iwamoto, Ph.D.	By:	/s/ Giovanni Caforio
	(Signature)		(Signature)

Name:	Taro Iwamoto, Ph.D.	Name:	Giovanni Caforio

Title:	President and Representative Director	Title:	President, U.S. Pharmaceuticals

By:	/s/ Tetsuya, Tachikawa
(Signature)

Name:	Tetsuya, Tachikawa, Ph,D.

Title:	Operating Officer, Licensing

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EXHIBIT A-1

FUNCTIONS TO BE TRANSITIONED TO OTSUKA BY JANUARY 1, 2013

The following United States functions and activities (“U.S. Assumed Functions”) shall be assumed by Otsuka and transitioned from BMS to Otsuka by January 1, 2013, all in accordance with and subject to the terms and conditions of this Amendment, of which this Exhibit A-1 is a part (subject to modification in accordance with Paragraph 2.3(c)):

[*] [CONTENT REDACTED]

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EXHIBIT A-2

FUNCTIONS TO BE TRANSITIONED TO OTSUKA BY APRIL [*], 2013 OR LATER IN 2013

The following United States functions and activities (“U.S. Assumed Functions”) shall be assumed by Otsuka and transitioned from BMS to Otsuka by April [*], 2013 or later in 2013 or 2014 (by the dates set forth below), all in accordance with and subject to the terms and conditions of this Amendment, of which this Exhibit A-2 is a part (subject to modification in accordance with Paragraph 2.3(c)):

[*] [CONTENT REDACTED]

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EXHIBIT B

DATA, RECORDS AND INFORMATION

The following is a list of data, records and information related to Product or related to U.S. Assumed Functions. The following list is illustrative of such data, records and information that BMS must transfer or make available to Otsuka in accordance with Paragraph 2.3(f) and Paragraph 4.1 of this Amendment, and is not intended to limit the Product-related data, records and information that BMS must transfer or make available to Otsuka. The Parties acknowledge that in order to ensure a smooth transition of responsibilities to Otsuka, the Parties shall mutually agree upon the scope and method of the transfer of the following materials, taking into account whether such materials exist, whether Otsuka already possesses such information, whether such materials contain information of BMS that relates to products other than Product (in which case such information shall be redacted or otherwise segregated), whether such materials contain material that is governed by third-party agreements, compliance with applicable law (e.g. privacy), and whether physical transfer of such records (as opposed to maintenance by BMS in accordance with its record retention policies, with Otsuka having access to such information upon reasonable request) is necessary or desirable. The Parties also acknowledge that the following list may not be exhaustive.

[*][CONTENT REDACTED]

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EXHIBIT C

SHARED EXPENSE BUDGET

Other Operational Expenses	2013	2014	2015

Distribution
Other Marketing
R&D
Total Other Operational Expenses

Cost Share % (BMS/Otsuka)

Advertising & Promotion

Cost Share $ (BMS/Otsuka)

Notes:

“Other Marketing” includes [*]

R&D includes [*]

[*]

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EXHIBIT D

EXAMPLES FOR SUBPARAGRAPH 5(b)(i) RELATING TO EXCESS DISCOUNTS

This Exhibit sets forth hypothetical examples of the treatment of Excess Discounts as described in Subparagraph 5.1(b)(i) of this Amendment.

Example 1 (Hypothetical Scenario)

If:

•	The total amount of Discretionary Payer Discounts (as defined in Subparagraph 5.1(b)(i)) in 2013 is [*]

•	The Excess Discounts (as defined in Subparagraph 5.1(b)(i)) in 2013 is [*] (i.e. [*] – [*])

•

The actual Net Sales of Product in 2013, after deducting from gross sales all Discretionary Payer Discounts, including the Excess Discounts [*] and other deductions from gross sales pursuant to the Restated Agreement, is [*]

then,

•	The Adjusted Net Sales (as defined in Subparagraph 5.1(b)(i)) is [*] (i.e. [*] + [*] of Excess Discounts);

•	The amount of BMS’s share of actual Net Sales, utilizing the existing revenue sharing tiers set forth in Amendment No. 5, is [*] (see chart below);

•	The amount of BMS’s share of Adjusted Net Sales, utilizing the existing revenue sharing tiers set forth in Amendment No. 5, is [*] (see chart below); and

•	The amount of the difference received by BMS as an increase in its share of Net Sales in the United States, as provided in clause (C) of Subparagraph 5(b)(i), is [*] (i.e., [*])

Annual Net Sales Tiers ($M)		% of Net Sales in Tier to BMS	BMS’s share of Actual Net Sales	BMS’s share of Adjusted Net Sales
$0	$2,700	50%	[*]	[*]
$2,700	$3,200	20%
$3,200	$3,700	7%
$3,700	$4,000	2%
$4,000	$4,200	1%
> $4,200		20%

Total			[*]	[*]

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Example 2 (Hypothetical Scenario)

If:

•	The actual total amount of Discretionary Payer Discounts (as defined in Subparagraph 5.1(b)(i)) in 2013 is [*]

•	The Excess Discounts (as defined in Subparagraph 5.1(b)(i)) in 2013 is [*] (i.e. [*] – [*])

•

The actual Net Sales of Product in 2013, after deducting from gross sales all Discretionary Payer Discounts, including the Excess Discounts ([*]) and other deductions from gross sales pursuant to the Restated Agreement, is [*]

then,

Because actual Net Sales exceed [*], the Parties will not calculate Adjusted Net Sales or make the other calculations set forth in Subparagraph 5.1(b)(i) and BMS will not retain any difference pursuant to clause (C) of Subparagraph 5(b)(i), notwithstanding that the Excess Discounts is [*] [*] in 2013.

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

25.